                              Ivy Funds, Inc.

                       Supplement Dated July 15, 2003
       to Statement of Additional Information Dated July 1, 2003

The following information supplements the disclosure regarding fees paid by the Funds under the Shareholder Servicing Agreement in the section entitled "Payments for Management, Accounting and Shareholder Services."

     Ivy Limited-Term Bond Fund also pays WRSCO a monthly fee of $0.75 for each shareholder check it processes.

Additional Information on Check Writing for the Ivy Money Market Fund and
Ivy Limited-Term Bond Fund

     Checks may not be presented for payment at the office of the bank upon which the checks are drawn because under 1940 Act rules, redemptions may be effected only at the next price determined after the redemption request is presented to the Fund's transfer agent. This limitation does not affect checks used for payment of bills or cashed at other banks.
Shareholders may not close their accounts through the writing of a check.
If a shareholder is subject to backup withholding described in the
Prospectus, no checks will be honored. This privilege is not available for most retirement plan accounts. Contact WRSCO for further information.